SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                                IBT Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                         [IBT BANCORP, INC. LETTERHEAD]











March 15, 2002

Dear Stockholder:

         On behalf of the Board of Directors and management of IBT Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Irwin Masonic Temple, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 16, 2002 at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Edwards Sauer & Owens, certified public accountants, will be present to respond to any questions you may have.

         You will be asked to elect four directors and to ratify the appointment of Edwards Sauer & Owens as the Company's independent accountants for the fiscal year ending December 31, 2002. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                         Sincerely yours,


                                         /s/Charles G. Urtin
                                         ---------------------------------------
                                         Charles G. Urtin
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 2002
--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of IBT Bancorp, Inc. (the "Company"), will be held at the Irwin Masonic Temple, located at 415 Main Street, Irwin, Pennsylvania, on Tuesday, April 16, 2002 at 2:00 p.m., local time, for the following purposes:

1.   To elect four directors of the Company; and

2. To ratify the appointment of Edwards Sauer & Owens as the independent accountants for the Company for the fiscal year ending December 31, 2002.

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Robert A. Bowell
                                              ----------------------------------
                                              Robert A. Bowell
                                              Secretary

Irwin, Pennsylvania
March 15, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2002
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania, on Tuesday, April 16, 2002, 2:00 p.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 15, 2002.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Robert A. Bowell, at 309 Main Street, Irwin, Pennsylvania 15642) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,985,695 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of Irwin Bank & Trust Company (the "Bank"). On February 28, 2002, William D. Fawcett retired from the Board of Directors of the Company and the Bank and became a Director Emeritus. Richard J. Hoffman was nominated by the Board of Directors to fill the vacancy created by Mr. Fawcett's retirement.

         Richard J. Hoffman has been nominated by the Board of Directors for a term of one year and J. Curt Gardner, Richard L. Ryan and Robert C. Whisner have been nominated by the Board of Directors for a term of three years (collectively, the "Nominees'). Messrs. Gardner, Ryan and Whisner currently serve as directors of the Company. The Nominees will serve for their respective terms or until his successor has been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote "for" the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote "for" the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of directors and executive officers and directors of the Company, as a group, are also set forth below.

                                                                                                Shares of
                                                                                               Common Stock
                               Age at                                       Current            Beneficially           Percent
                            December 31,        Year First Elected          Term to            Owned as of              of
Name and Title                  2001              or Appointed(1)            Expire           March 1, 2002(2)        Class(%)
--------------                  ----              ---------------            ------           ----------------        --------
                                        BOARD NOMINEE FOR TERM TO EXPIRE IN 2003
Richard J. Hoffman               56                     --                     --                 3,423                   *
Nominee
                                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005
J. Curt Gardner                  63                    1980                   2002               23,175 (3)               *
Chairman of the Board
Richard L. Ryan                  71                    1968                   2002               10,982                   *
Director
Robert C. Whisner                73                    1969                   2002               87,533 (3)              2.9
Director
                                             DIRECTORS CONTINUING IN OFFICE
Thomas Beter                     73                    1996                   2003               84,029                  2.8
Director
Edwin A. Paulone                 77                    1969                   2003               12,195                   *
Director
Robert Rebich, Jr.               60                    1991                   2004              102,282                  3.4
Director
Grant J. Shevchik                50                    1992                   2004               10,286                   *
Director
Charles G. Urtin                 55                    1998                   2004               17,347 (3)               *
Director, President and
Chief Executive Officer
                                      NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR
Robert A. Bowell                 46                     --                     --                 7,138                   *
Executive Vice President,
Secretary and Treasurer

All directors and                                                                               357,134                 11.8
executive officers of the
Company as a group
(11 persons)

----------------
(footnotes on next page)

(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of August 1986 became directors of the Company when it was incorporated in August 1986.
(2) Unless otherwise noted, all persons and group named in the table above have sole or shared voting or investment power with respect to the shares listed in the table. For each of the directors except Mr. Urtin, the share amounts include 3,375 shares of common stock that such directors have the right to acquire within 60 days of March 1, 2002. Such options granted are fully vested and exercisable. Mr. Urtin's shares include 2,666 shares of common stock that may be acquired within 60 days of March 1, 2002. Mr. Bowell's shares include 1,333 shares of common stock that may be acquired within 60 days of March 1, 2002.
(3) Excludes 104,628 shares of Common Stock held by ITrust & Co. ITrust & Co. was formed by the Bank to act as the record holder for the clients of the Bank's trust department. Directors Gardner, Rebich, Urtin and Whisner serve as the trust committee of ITrust & Co. This committee acts as a fiduciary in directing the voting and disposition of securities held in the accounts of trusts and estates. This committee had the authority to exercise shared voting and dispositive power with respect to 33,958 shares and sole voting and dispositive power over 71,030 shares on the record date. Beneficial ownership is disclaimed over all shares held by ITrust & Co.
*        Less than 1% of the common stock outstanding.

Biographical Information

         The principal business experience of each director and executive officers of the Company is set forth below. The executive officers and all directors have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         Richard J. Hoffman is the owner of Hoffman  Enterprises,  a real estate
development  company,   that  includes  the  operation  of  fast-food  franchise
restaurants in Westmoreland and Allegheny Counties, Pennsylvania.

         J. Curt Gardner retired as president of the Company in April 2000. Effective December 31, 1998, Mr. Gardner retired as the president and chief executive officer of the Bank and as the chief executive officer of the Company.

         Richard L. Ryan is Chairman of the Board of Ryan Moving and Storage, Inc. of Pittsburgh.

         Robert C. Whisner is the president, chief executive officer and a director of Airtek Incorporated, a manufacturer of electric generators. Mr. Whisner is also a director of Remote Controls, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Thomas Beter, Sr. is retired and was the owner and operator of a Shop'n'Save grocery store.

         Edwin A. Paulone is vice president of Irwin Builders Supply Co.

         Robert Rebich, Jr. retired in 1995 as the general manager of Parker Hannifin Corp.

         Grant J. Shevchik is a physician with Partners in Health.

         Charles G. Urtin is President and Chief Executive Officer of the Company and the Bank. The Board of Directors appointed Mr. Urtin President of the Company in April 2000 and Chief Executive Officer of the Company in January 1999. Mr. Urtin became President and Chief Executive Officers of the Bank on December 31, 1998. Prior to becoming President and Chief Executive Officer, Mr. Urtin held several executive positions with the Company and the Bank.

Named Executive Officer Who Is Not a Director

         Robert A. Bowell was appointed in April 2000 by the Company's Board of Directors to serve as Executive Vice President, Secretary and Treasurer of the Company. Since December 1998, Mr. Bowell has been an Executive Vice President, Secretary and Treasurer of the Bank. Prior to such date, Mr. Bowell served as Executive Vice President of the Bank.

Certain Other Executive Officers Who Are Not Directors

         Raymond G. Suchta, 53, was appointed Vice President and Chief Financial Officer of the Bank on January 15, 2002. Previous to his employment at the Bank, Mr. Suchta was Chief Financial Officer and Treasurer of GA Financial Inc., Pittsburgh, Pennsylvania. Mr. Suchta is a Certified Public Accountant.

         David A. Finui, 47, was appointed on January 15, 2002, Senior Vice President and Chief Operating Officer of the Bank. Previous to his new appointment, Mr. Finui served as Vice President and Trust Officer of the Bank.
Prior to his employment at the Bank, Mr. Finui was Senior Vice President of Community Banking for First Philson Bank, Somerset, Pennsylvania.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 12 regular meetings and no special meetings. No directors of the Company, except Mr. Fawcett, attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. In addition to other committees, as of December 31, 2001, the Company had an audit committee and a nominating committee and compensation committee. The compensation committee of the Bank also acts as the compensation committee for the Company.

         The audit committee, a standing committee, is currently comprised of Directors Paulone, Ryan and Shevchik, three non-employee members of the Board of Directors. The audit committee meets with the independent accountants, Edwards Sauer & Owens, to discuss the annual audit and any related matters. The audit committee is further responsible for internal controls for financial reporting. The Company's common stock is not traded on an exchange or on Nasdaq and accordingly, the audit committee does not have a written charter. The audit committee met four times in fiscal year 2001.

         The nominating committee is comprised of the Board of Directors. The nominating committee is not a standing committee. Nominations to the Board of Directors made by stockholders must be made in writing and received by the secretary no later than 60 days before the meeting date. Notice to the

Company of such nominations must include certain information required pursuant to the Company's bylaws. The nominating committee met one time during fiscal year 2001.

         The compensation committee of the Bank is currently comprised of Directors Gardner, Rebich, Ryan and Shevchik. This standing committee recommends to its Board of Directors a salary for the president and chief executive officer and approves officer salary adjustments. The compensation committee met 6 times during fiscal year 2001.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Public Accountant.

         The Audit Committee discussed with Edwards Sauer & Owens, the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Edwards Sauer & Owens required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Edwards Sauer & Owens its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Richard L. Ryan - Chairman
         Edwin A Paulone
         Grant J. Shevchik

Audit Fees

         The aggregate fees billed by Edwards Sauer & Owens for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q were approximately $37,000.

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, there were no professional services rendered to the Company and its consolidated subsidiary by Edwards Sauer & Owens for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by Edwards Sauer & Owens to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2001 fiscal year were approximately $94,000.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above was compatible with maintaining Edwards Sauer & Owens' independence.

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The directors of the Company are not compensated. However, each non-employee director of the Bank received a fee of $1,000 for each meeting attended for the year ended December 31, 2001. Each member of a board committee (other than employees who are also directors) receives a fee of $250 per committee meeting attended, except members of the executive committee are paid a fee of $500 per meeting attended. At December 31, 2001, board and committee fees totaled approximately $144,000.

         All directors of the Bank were, prior to 1995, eligible to defer receipt of board fees earned prior to 1995 until a later date, such as following retirement or reaching a certain age. Directors Paulone, Whisner, Fawcett and Gardner participate in this program that provides a guaranteed net rate of return by the Bank over a specified time period for the fees deferred. During 2001, this program resulted in payments to Directors Paulone and Whisner of $7,000 and $11,000, respectively.

         In addition, the Bank pays life insurance premiums for Directors Fawcett, Gardner, Paulone and Whisner. The Bank's payments are reduced by the amount of dividends accrued in the related insurance policies. During 2001, after payment of these accrued dividends from the policies of the individuals, the Bank's payments totaled approximately $7,000 for each of Directors Gardner, Paulone, Whisner and Fawcett.

         Upon his retirement on December 31, 1998, the Bank entered into an agreement with Mr. Gardner to pay him $2,000 per month for 50 months, plus continuation of medical coverage for him and his spouse until they each attain age 65.

         Under the 2000 Stock Option Plan, each non-employee director were granted options to purchase 2,250 shares of Common Stock in May 2000 and 1,125 shares of Common Stock in May 2001. The options granted to non-employee directors were immediately exercisable on the date of grant. Messrs. Urtin and Bowell were granted options to purchase 12,000 shares and 6,000 shares of Common Stock, respectively. The exercise price of the options is the fair market value of the Company's Common Stock on the effective date of grant. See"-- Stock Awards."

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Messrs. Urtin and Bowell. No other officer had a salary and bonus during the fiscal year ended December 31, 2001 that exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

                                                               Long Term
                                                              Compensation
                               Annual Compensation(1)           Awards
                               ----------------------      -------------------
                                                              Securities
Name and                                                      Underlying              All Other
Principal Position      Year   Salary($)     Bonus($)      Options/SARs (#)(1)       Compensation($)
------------------      ----   ---------     --------      -------------------       ---------------
Charles G. Urtin        2001    140,000       19,000             4,000                  2,091 (2)
President and Chief     2000    125,000        8,683             8,000                  1,751
Executive Officer       1999    100,000       11,070               --                   1,500

Robert A. Bowell        2001     88,000       14,000             2,000                  1,300 (2)
Executive Vice          2000     80,000        4,000             4,000                  1,200
President, Secretary    1999     70,000        5,800               --                   1,000
and Treasurer


----------------
(1)      See "-- Stock Awards."
(2)      Consists of matching contributions to the 401(k) plan by the Bank.


         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to Messrs. Urtin and Bowell and held by each as of December 31, 2001. The Company has not granted to Messrs. Urtin and Bowell any stock appreciation rights.

                                                OPTION GRANTS TABLE

                                         Option Grants in Last Fiscal Year
                                         ---------------------------------

                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                                                                Annual Rates of Stock
                                                                                                Price Appreciation for
                                      Individual Grants                                             Option Term(1)
-----------------------------------------------------------------------------------------     ---------------------------
                                             % of Total
                        # of Securities        Options         Exercise
                          Underlying         Granted to        or Base
                            Options         Employees in        Price         Expiration
  Name                     Granted(#)        Fiscal Year        ($/Sh)           Date             5% ($)       10% ($)
--------                 -------------       -----------        ------        ----------         -------      --------

Charles G. Urtin             4,000              16.7            23.00        May 15, 2011        96,952        208,874
Robert A. Bowell             2,000               8.3            23.00        May 15, 2011        48,460        104,440


----------------
(1) The amounts represent certain assumed rates of appreciation only over 10 year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $23.00 and the closing price of $29.00 at December 31, 2001.

                      OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

          Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option
          ----------------------------------------------------------------------

                                                                      Number of Securities
                                                                     Underlying Unexercised          Value of Unexercised
                                                                            Options                  In-The-Money Options
                                                                         at FY-End (#)                  at FY-End ($)
                          Shares Acquired           Value          -------------------------      -------------------------
         Name             on Exercise (#)      Realized ($)(2)     Exercisable/Unexercisable      Exercisable/Unexercisable
         ----             ---------------      ---------------     -------------------------      -------------------------
Charles G. Urtin                 --                  --                   2,666 / 5,334             11,997 / 24,003 (1)
                                                                            --  / 4,000               --   / 24,000 (2)
Robert A. Bowell                 --                  --                   1,333 / 2,667              5,999 / 12,001 (1)
                                                                            --  / 2,000               --   / 12,000 (2)

---------------
(1) Based on the exercise price of $24.50 and the closing price on December 31, 2001 of $29.00.
(2) Based on the exercise price of $23.00 and the closing price on December 31, 2001 of $29.00.


Other Benefits

         Severance Agreements. The Bank has entered into change in control severance agreements with Messrs. Urtin and Bowell, respectively. The agreements are each for a three year term and may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. The agreement may be terminated by the Bank for just cause, as that term is defined in the agreement, or for no cause. If Messrs. Urtin's or Bowell's employment is terminated without just cause in connection with, or within two years after, any change in control of the Bank or the Company, such officer will be paid a lump sum equal to 2.99 or 2.0 times, respectively, his average annual taxable compensation paid during the five years prior to the change in control. In the event of a change of control at December 31, 2001, Messrs. Urtin and Bowell would have received a payment of approximately $330,000 and $147,000, respectively.

         Pension Plan. The Bank maintained one non-contributory defined benefit pension plan for its employees prior to 1995 (Plan #1). In 1995, various plan assumptions were changed which resulted in a reduction in benefits for older and long-standing employees. To compensate for this, a supplemental non- qualified plan was installed for those employees so affected (Plan #2). The Bank's funding policy is to contribute annually the maximum amount that can be deducted for federal income purposes for Plan #1. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. Assets for the plans are primarily invested in U.S. Government obligations, corporate obligations and equity securities whose valuations are subject to market fluctuations.

         For employees who attained age 50 and completed 10 years of service prior to December 31, 1994, benefits under Plan #1 and #2 will be calculated at normal retirement at age 65 as a monthly benefit equal to the sum of 1.1% of average monthly compensation multiplied by years of service (with a maximum of 44 years), plus .65% of average monthly compensation in excess of the social security taxable wage base for each year multiplied by years of service (not to exceed 35 years). Effective October 15, 1994, the pension formula was revised to ..8% rather than 1.1% of average monthly compensation, as noted above, for all employees, except those who attained age 50 and completed 10 years of service prior to December 31, 1994.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the pension plan year ended December 31, 2001, the highest permissible annual benefit under the Internal Revenue Code is $170,000.

         Mr. Urtin has 17 years of service and will have 27 years of service at his expected retirement date of January 1, 2012, at age 65. Mr. Bowell has 13 years of service and will have 32 years of service at his expected retirement date of October 1, 2020 at age 65. Based upon their 2001 compensation level, the projected monthly benefit payable at normal retirement date would be approximately $1,600 and $614, respectively for Messrs. Urtin and Bowell. These payments are lifetime benefits. Mr. Urtin will also be entitled to a monthly benefit from the supplemental plan in the amount of approximately $400.

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee currently consists of Directors Gardner, Rebich, Ryan and Shevchik. No member of the Committee is, or was, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2001, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer. Additionally, Mr. Gardner was, until April 2000, an officer of the Company. See "Director Compensation."

Compensation Committee Report on Executive Compensation

         The Compensation Committee meets annually to review compensation paid to the chief executive officer. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Bank's market areas, including institutions with total assets of between $300 million and $600 million. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank, the Committee does consider the overall profitability of the Bank when making these decisions. The Compensation Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

     o    to  provide   motivation   for  the  executive   officers  to  enhance
          stockholder value by linking their compensation to the future value of the Company's stock;

     o to retain the executive officers who have led the Company to build its existing market franchise and to allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

     o to maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         During the year ended December 31, 2001, Charles G. Urtin, President and Chief Executive Officer received an increase in his base salary from $125,000 to $140,000 due to his continued leadership in the management of the Company and the Bank. Additionally, Mr. Urtin has been previously awarded stock options under the Stock Option Plan. Such awards are intended to provide incentive to the President for implementation of a business plan that will enhance shareholder value in the intermediate and long term. The Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned commercial banks nationally, in the Commonwealth of Pennsylvania and surrounding geographic areas with assets of between $300 million and $600 million and the individual job performance of such individual as determined by the Committee.

                  Compensation Committee:

                           Robert Rebich - Chairman
                           J. Curt Gardner
                           Richard L. Ryan
                           Grant J. Shevchik

Stock Performance Graph

         The following graph compares the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of December 31, 1995 and the reinvestment of dividends. The graph provides comparisons at December 31, 1996 and each fiscal year through December 31, 2001.


                               [GRAPHIC OMITTED]


                              12/31/96($)       12/31/97($)       12/31/98($)      12/31/99($)       12/31/00($)       12/31/01($)
--------------------------  ----------------  ---------------- ----------------- ----------------  ----------------  ---------------
IBT Bancorp, Inc.                 100               122               233              295               181               272
--------------------------  ----------------  ---------------- ----------------- ----------------  ----------------  ---------------
CRSP Nasdaq Bank Index            100               167               166              160               182               197
--------------------------  ----------------  ---------------- ----------------- ----------------  ----------------  ---------------
CRSP Nasdaq U.S. Index            100               122               173              321               193               153
--------------------------  ----------------  ---------------- ----------------- ----------------  ----------------  ---------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Although loans to employees are granted on more favorable terms than those available to other customers, all loans to directors have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Edwards Sauer & Owens was the Company's independent public accountants for the 2001 fiscal year. The Board of Directors has appointed Edwards Sauer & Owens to be its accountants for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. A representative of Edwards Sauer & Owens is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Edwards Sauer & Owens as the Company's accountants for the 2002 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 309 Main Street, Irwin, Pennsylvania 15642, on or before November 14, 2002. In order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 28, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, IBT BANCORP, INC., 309 MAIN STREET, IRWIN, PENNSYLVANIA 15642.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Robert A. Bowell
                                              ----------------------------------
                                              Robert A. Bowell
                                              Secretary
Irwin, Pennsylvania
March 15, 2002

--------------------------------------------------------------------------------
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of IBT Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders (the "Meeting"), to be held at the Irwin Masonic Hall, located at 415 Main Street, Irwin, Pennsylvania on Tuesday, April 16, 2002, at 2:00 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                       FOR     WITHHELD
                                                       ---     --------

1.        The election as director of the nominees
          listed below with terms to expire during
          the year listed:                             |_|       |_|

          Richard J. Hoffman (2003)
          J. Curt Gardner (2005)
          Richard L. Ryan (2005)
          Robert C. Whisner (2005)

INSTRUCTIONS:  To vote for or  withhold  your  vote for all  nominees,  mark the
------------
appropriate box above. To withhold your vote for either one or three nominees, mark the "FOR" box above and write the name of the nominee(s), for whom authority to vote is being withheld, on the line provided below.

--------------------------------------------------------------------------------

                                                        FOR   AGAINST   ABSTAIN
                                                        ---   -------   -------

2.        To ratify the appointment of Edwards Sauer &
          Owens as independent accountants for the
          Company for the fiscal year ending
          December 31, 2002.                            |_|     |_|       |_|

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS SIGNED PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated March 15, 2002.



Dated:          , 2002  Please check here if you plan to attend the Meeting. |_|
      ----------



--------------------------------        ----------------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER



--------------------------------        ----------------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------